Going Concern	12 Months Ended
Dec. 31, 2021
Going Concern
Going Concern

Note 19 – Going Concern

The accompanying Consolidated Financial Statements have been prepared assuming that the Company will continue as a going concern. The Company has incurred negative cash flows from operations for several years and had an accumulated deficit of $9,535 as of December 31, 2021. As the Company pursues its business plan, it expects to continue to incur negative cash flows until the mid-2020s when it expects its products are able to be commercialized and the Company begins generating significant revenues from operations.

Based on cash on hand at December 31, 2021, management believes the Company has sufficient capital to execute its strategic plan and fund operations through at least the next 12 months from the date these Consolidated Financial Statements are issued.